SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Opportunities Fund -- Class A Shares
Fiscal period ending: June 30, 1997
Inception date: August 31, 1990


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000         $1,000

ERV =  Ending Redeemable Value   $982.70   $3,045.39    $5,344.40

T   =  Average Annual
       Total Return             -1.73%        24.95%      27.81%*


              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:Putnam New Opportunities Fund -- Class B Shares
Fiscal period ending: June 30, 1997
Inception date: March 1, 1993


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000     $1,000     $1,000

ERV =  Ending Redeemable Value   $985.04    $         $2,492.73

T   =  Average Annual
       Total Return                 -1.50 %        %   23.48%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Opportunities Fund -- Class M Shares
Fiscal period ending: June 30, 1997
Inception date: December 1, 1994


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,001.15 $            $1,742.39

T   =  Average Annual
       Total Return                .12%          %        24.01%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Opportunities Fund -- Class Y Shares
Fiscal period ending: June 30, 1997
Inception date: July 19, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1,000

ERV =  Ending Redeemable Value   $1,045.43   $         $2,014.97

T   =  Average Annual
       Total Return                 4.54%     %       24.48%*

              *Life of fund, if less than 10 years